DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           MUNICIPAL DEFINED FUND
                           (A UNIT INVESTMENT TRUST)

                           -  PORTFOLIO OF LONG TERM MUNICIPAL BONDS
                           -  DESIGNED TO BE FREE OF REGULAR FEDERAL INCOME TAX
                           -  DISTRIBUTIONS TWICE A YEAR

SPONSORS:
MERRILL LYNCH,             -----------------------------------------------------
PIERCE, FENNER & SMITH     The Securities and Exchange Commission has not
INCORPORATED               approved or disapproved these Securities or passed
SALOMON SMITH BARNEY INC.  upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated November 17, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds-Registered Trademark-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
   - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   - Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, JULY 31, 2000.

CONTENTS

                                                    PAGE
                                                    ----
Risk/Return Summary...............................    3
What You Can Expect From Your Investment..........    6
  Income Twice A Year.............................    6
  Return Figures..................................    6
  Records and Reports.............................    6
The Risks You Face................................    6
  Interest Rate Risk..............................    6
  Call Risk.......................................    7
  Reduced Diversification Risk....................    7
  Liquidity Risk..................................    7
  Concentration Risk..............................    7
  Bond Quality Risk...............................    8
  Insurance Related Risk..........................    8
  Litigation and Legislation Risks................    8
Selling or Exchanging Units.......................    8
  Sponsors' Secondary Market......................    8
  Selling Units to the Trustee....................    8
  Exchange Option.................................    9
How The Fund Works................................    9
  Pricing.........................................    9
  Evaluations.....................................   10
  Income..........................................   10
  Expenses........................................   10
  Portfolio Changes...............................   10
  Fund Termination................................   11
  Certificates....................................   11
  Trust Indenture.................................   11
  Legal Opinion...................................   12
  Auditors........................................   12
  Sponsors........................................   12
  Trustee.........................................   13
  Underwriters' and Sponsors' Profits.............   13
  Public Distribution.............................   13
  Code of Ethics..................................   13
  Year 2000 Issues................................   13
Taxes.............................................   13
Supplemental Information..........................   15
Financial Statements..............................  D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE FUND'S OBJECTIVE?
   The Fund seeks interest income that is exempt from regular federal income taxes by investing in a fixed portfolio consisting primarily of long-term municipal revenue bonds.

 2. WHAT ARE MUNICIPAL REVENUE BONDS?
   Municipal revenue bonds are bonds issued by states, municipalities and public authorities to finance the cost of buying, building or improving various projects intended to generate revenue, such as airports, health care facilities, housing and municipal electric, water and sewer utilities. Generally, payments on these bonds depend solely on the revenues generated by the projects, excise taxes or state appropriations, and are not backed by the government's taxing power.

 3. WHAT IS THE FUND'S INVESTMENT STRATEGY?
 - The Fund plans to hold to maturity 22 long-term tax-exempt municipal bonds with an aggregate face amount of $11,585,000. The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.

 - The bonds are rated A or better by Standard & Poor's, Moody's or Fitch or in the opinion of the agent for the Sponsors have similar credit quality to other bonds in the portfolio.

 - Most of the bonds cannot be called for several years, and after that they can be called at a premium declining over time to par value. Some bonds may be called earlier at par for extraordinary reasons.

 - 35% of the bonds are insured by insurance companies that guarantee timely payments of principal and interest on the bonds (but not Fund units or the market value of the bonds before they mature).

   The Portfolio consists of municipal bonds of the following types:

                                                    APPROXIMATE
                                                     PORTFOLIO
                                                    PERCENTAGE
-Airports/Ports/Highways                                   9%
-General Obligation                                        2%
-Hospital/Health Care                                     45%
-Housing                                                  11%
-Lease Rental Appropriation                               19%
-Parking, Stadiums/Recreational Facilities,
Convention Centers                                         1%
-University/College                                       13%

 4. WHAT ARE THE SIGNIFICANT RISKS?
   YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:

 - Rising interest rates, an issuer's worsening financial condition or a drop in bond ratings can reduce the price of your units.

 - Because the Fund is concentrated in hospital/health care bonds, adverse developments in this industry may affect the value of your units.

 - Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.

 - The Fund will receive early returns of principal if bonds are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.

 5. IS THIS FUND APPROPRIATE FOR YOU?
   Yes, if you want federally tax-free income. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds of several different issuers.

   The Fund is NOT appropriate for you if you want a speculative investment that changes to take advantage of market movements, if you do not want a tax-advantaged investment or if you cannot tolerate any risk.

                              DEFINING YOUR INCOME

WHAT YOU MAY EXPECT (RECORD DAY: 10TH DAY OF EACH
AUGUST AND FEBRUARY):
Regular Semi-Annual Income per 1,000 units
(each August and February):                         $25.82
Annual Income per 1,000 units:                      $51.64
THESE FIGURES ARE ESTIMATES ON THE BUSINESS DAY BEFORE THE
INITIAL DATE OF DE

 6. WHAT ARE THE FUND'S FEES AND EXPENSES?
   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.

INVESTOR FEES
Maximum Sales Fee (Load) on new
purchases (as a percentage of
$1,000 invested)                                    2.90%

   Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per 1,000 units.

   The maximum sales fee is reduced if you invest at least $100,000, as follows:

                                                    YOUR MAXIMUM
                                                     SALES FEE
                  IF YOU INVEST:                      WILL BE:
                  --------------                    ------------
$100,000 to $249,999                                      2.65%
$250,000 to $499,999                                      2.40%
$500,000 to $999,999                                      2.15%
$1,000,000 and over                                       1.90%
Maximum Exchange Fee                                      1.90%

   ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                                        AMOUNT
                                                    PER 1,000 UNITS
                                                    ---------------
Trustee's Fee                                            $0.51
Portfolio Supervision,
 Bookkeeping and
 Administrative Fees
 (including updating
 expenses)                                               $0.40
Evaluator's Fee                                          $0.09
Other Operating Expenses                                 $0.29
                                                         -----
TOTAL                                                    $1.29

   The Sponsors historically paid updating expenses.

 7. IS THE FUND MANAGED?
   Unlike a mutual fund, the Fund is not managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.

 8. HOW DO I BUY UNITS?
   The minimum investment is $250.

   You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.

UNIT PRICE PER 1,000 UNITS                          $ 902.49
(as of July 31, 2000)

   Unit price is based on the net asset value of the Fund plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

 9. HOW DO I SELL UNITS?
   You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale. You will not pay any other fee when you sell your units.

10. HOW ARE DISTRIBUTIONS MADE AND TAXED?
   The Fund pays income twice a year. In the opinion of bond counsel when each bond was issued, interest on the bonds in this Fund is generally 100% exempt from regular federal income tax. A portion of the income may also be exempt from state and local personal income taxes, depending on where you live.

   You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $10.00 per 1,000 units. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.

11. WHAT OTHER SERVICES ARE AVAILABLE?
   REINVESTMENT
   You will receive your semi-annual income in cash unless you choose to compound your income by reinvesting at no sales fee in the Municipal Fund Investment Accumulation Program, Inc. This Program is an open-end mutual fund with a comparable investment objective. Income from this Program will generally be subject to state and local income taxes. FOR MORE COMPLETE INFORMATION ABOUT THE PROGRAM, INCLUDING CHARGES AND FEES, ASK THE TRUSTEE FOR THE PROGRAM'S PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST. THE TRUSTEE MUST RECEIVE YOUR WRITTEN ELECTION TO REINVEST AT LEAST 10
   DAYS BEFORE THE RECORD DAY OF AN INCOME PAYMENT.

   EXCHANGE PRIVILEGES
   You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                                        EFFECTIVE
    TAXABLE INCOME 2000*                  % TAX                            TAX-FREE YIELD OF
    SINGLE RETURN       JOINT RETURN     BRACKET     3%     3.5%     4%     4.5%     5%      5.5%      6%      6.5%
                                                                  IS EQUIVALENT TO A TAXABLE YIELD OF
    -----------------------------------------------------------------------------------------------------------------
    $      0- 26,250  $      0- 43,850     15.00    3.53    4.12    4.71    5.29     5.88     6.47     7.06     7.65
    -----------------------------------------------------------------------------------------------------------------
    $ 26,251- 63,550  $ 43,851-105,950     28.00    4.17    4.86    5.56    6.25     6.94     7.64     8.33     9.03
    -----------------------------------------------------------------------------------------------------------------
    $ 63,551-132,600  $105,951-161,450     31.00    4.35    5.07    5.80    6.52     7.25     7.97     8.70     9.42
    -----------------------------------------------------------------------------------------------------------------
    $132,601-288,350  $161,451-288,350     36.00    4.69    5.47    6.25    7.03     7.81     8.59     9.38    10.16
    -----------------------------------------------------------------------------------------------------------------
       OVER $288,350     OVER $288,350     39.60    4.97    5.79    6.62    7.45     8.28     9.11     9.93    10.76

To compare the yield of a taxable security with the yield of a federally tax-free security, find your taxable income and read across. The table incorporates 2000 federal income tax rates and assumes that all income would otherwise be taxed at a U.S. investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase-out of exemptions, itemized deductions, the possible partial disallowance of deductions or state and local taxation. Consequently, investors are urged to consult their own tax advisers in this regard.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME TWICE A YEAR

The Fund will pay you regular income twice a year. Your income may vary because of:

  - elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
  - a change in the Fund's expenses; or
  - the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your income because the portfolio is fixed.

Along with your income, you will receive your share of any available bond principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

ESTIMATED CURRENT RETURN equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):

Estimated Annual        Estimated
Interest Income   -  Annual Expenses
------------------------------------
             Unit Price

ESTIMATED LONG TERM RETURN is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:

- a statement of income payments twice a year;

- a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;

- an annual report on Fund activity; and

- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF TAX-EXEMPT INTEREST RECEIVED DURING THE YEAR.

You may request:

- copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
- audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

CALL RISK

Many bonds can be prepaid or "called"by the issuer before their stated maturity.

For example, an issuer might call its bonds if it no longer needs the money for the original purpose or, during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates. If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

LIQUIDITY RISK

The bonds will generally trade in the over-the-counter market. We cannot assure you that a liquid trading market will exist, especially since current law may restrict the Fund from selling bonds to any Sponsor. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

CONCENTRATION RISK

When a certain type of bond makes up 25% or more of the portfolio, the Fund is said to be "concentrated"in that bond type, which makes the Fund less diversified.

Here is what you should know about the Fund's concentration in hospital and health care bonds.

  - payment for these bonds depends on revenues from private third-party payors and government programs, including Medicare and Medicaid, which have generally undertaken cost containment measures to limit payments to health care providers;
  - hospitals face increasing competition resulting from hospital mergers and affiliations;
  - hospitals need to reduce costs as HMOs increase market penetration and hospital supply and drug companies raise prices; and
  - hospitals and health care providers are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance.
  - many hospitals are aggressively buying physician practices and assuming risk contracts to gain market share. If revenues do not increase accordingly, this practice could reduce profits.
  - Medicare is changing its reimbursement system for nursing homes. Many nursing home providers are not sure how they will be treated. In many cases, the providers may receive lower reimbursements and these would have to cut expenses to maintain profitability.
  - most retirement/nursing home providers rely on entrance fees for operating revenues. If people live longer than expected and turnover is lower than budgeted, operating revenues would be adversely affected by less than expected entrance fees.

Changes to the portfolio from bond redemptions, maturities and sales may affect the Fund's concentration over time.

BOND QUALITY RISK

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

INSURANCE RELATED RISK

Some bonds are backed by insurance companies (as shown under Portfolio). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of the insurance companies is generally rated A or better by Standard & Poor's or another nationally recognized rating organization. The insurance company ratings are subject to change at any time at the discretion of the rating agencies.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the portfolio by:

  - limiting real property taxes,
  - reducing tax rates,
  - imposing a flat or other form of tax, or
  - exempting investment income from tax.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the bonds, net accrued interest, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We may discontinue the secondary market without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but the Trustee is not required to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

If you acquire 25% or more of the outstanding units of the Fund and you sell units with a value exceeding $250,000, the Trustee may choose to pay you "in kind"by distributing bonds and cash with a total value equal to the price of those units. The Trustee will try to distribute bonds in the portfolio pro rata, but it reserves the right to distribute only one or a few bonds. The Trustee will act as your agent in an in kind distribution and will either hold the bonds for your account or sell them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of bonds distributed in kind.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);

  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and

  - for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 1.90%. You may exchange units of this Fund for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the bonds, less expenses, from the initial date of deposit up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

EVALUATIONS

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered tax-exempt bonds has ranged from 0.5% of face amount on actively traded issues to 3.5% on inactively traded issues; the difference has averaged between 1 and 2%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 55 CENTS per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are also now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a bond.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit conditions exist or if a bond becomes taxable.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:

  - diversity of the portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income;
  - current and long-term returns;
  - degree to which units may be selling at a premium over par; and
  - cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust"governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, 101 Barclay Street, 17W, New York, New York 10268 is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial deposit of the bonds. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Fund and the Agent for the Sponsors have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Fund transactions. Subject to certain conditions, the codes permit employees to invest in Fund securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Fund and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the bonds contained in the Portfolio. We cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

At the date of issue of each bond, counsel for the issuer delivered an opinion to the effect that interest on the bond is exempt from regular federal income tax. However, interest may be subject to state and local taxes and may be taken into account in determining your preference items for alternative minimum tax purposes. Neither we nor our counsel have reviewed the issuance of the bonds, related proceedings or the basis for the opinions of counsel for the issuers. We cannot assure you that the issuers, (or other users) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the bonds were determined not to be tax-exempt, you could be required to pay income tax for current and prior years, and if the Fund were to sell the bond, it might have to sell it at a substantial discount.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund.

GAIN OR LOSS UPON DISPOSITION

When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued "market discount'. Generally you will have market discount to the extent that your basis in a bond when you purchase a unit is less than its stated redemption price at maturity (or, if it is an original issue discount bond, the issue price increased by original issue discount that has accrued on the bond before your purchase). You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain from the Fund will be long-term if you are considered to have held your investment on each bond for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. Consult your tax adviser in this regard.

YOUR BASIS IN THE BONDS

Your aggregate basis in the bonds will be equal to the cost of your units, adjusted to reflect any accruals of "original issue discount,""acquisition premium"and "bond premium'. You should consult your tax adviser in this regard.

EXPENSES

If you are not a corporate investor, you will not be entitled to a deduction for your share of fees and expenses of the Fund. Also, if you borrowed money in order to purchase or carry your units, you will not be able to deduct the interest on this borrowing for federal income tax purposes. The IRS may treat your purchase of units as made with borrowed money even if the money is not directly traceable to the purchase of units.

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. If you are a New York taxpayer, your income from the Fund will not be tax-exempt in New York except to the extent that the income is earned on bonds that are tax-exempt for New York purposes. Depending on where you live, your income from the Fund may be subject to state and local taxation. You should consult your tax adviser in this regard.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolio, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS


REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Trustee and Holders
  of Municipal Defined Fund,
  Defined Asset Funds:

We have audited the accompanying statement of condition of Municipal Defined Fund, Defined Asset Funds, including the portfolio, as of July 31, 2000 and the related statements of operations and of changes in net assets for the year ended July 31, 2000 and the period August 15, 1998 to July 31, 1999. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at July 31, 2000, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Municipal, Defined Fund, Defined Asset Funds at July 31, 2000 and the results of its operations and changes in its net assets for the above-stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

New York, N.Y.
October 23, 2000

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF JULY 31, 2000

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $11,409,112)(Note 1).....................                 $10,113,833
  Accrued interest receivable......................                     144,192
  Accrued interest on segregated bonds.............                         466
  Cash.............................................                     162,252
                                                                   -------------

              Total trust property.................                  10,420,743

LESS LIABILITIES:
  Deferred sales charge............................  $     6,430
  Accrued expenses.................................       28,624         35,054
                                                    -------------  -------------

NET ASSETS, REPRESENTED BY:
  11,485,171 units of fractional undivided
    interest outstanding (Note 3)..................   10,100,920
  Undistributed net investment income..............      284,769
                                                    -------------
                                                                     $10,385,689
                                                                   =============
UNIT VALUE ($10,385,689/11,485,171 units)..........                    $0.90427
                                                                   =============

                       See Notes to Financial Statements.

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS

STATEMENTS OF OPERATIONS

                                                             August 15,
                                                                  1998
                                              Year Ended            to
                                                 July 31,      July 31,
                                                    2000          1999
                                             ---------------------------
INVESTMENT INCOME:
  Interest income...........................    $ 665,917     $ 761,274
  Interest income on segregated bonds.......        7,712        10,670
  Trustee's fees and expenses...............      (10,277)       (3,150)
  Sponsors' fees............................       (1,312)       (5,271)
                                              ---------------------------
  Net investment income.....................      662,040       763,523
                                              ---------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized loss on securities sold
    or redeemed.............................     (400,949)      (13,821)
  Unrealized depreciation of investments....     (555,705)     (739,574)
                                              ---------------------------

  Net realized and unrealized loss on
    investments.............................     (956,654)     (753,395)
                                             ---------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................    $(294,614)    $  10,128
                                             ===========================

                       See Notes to Financial Statements.

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   August 15,
                                                                     1998
                                                   Year Ended        to
                                                    July 31,       July 31,
                                                      2000          1999
                                                    --------------------------
OPERATIONS:
  Net investment income...........................  $   662,040   $   763,523
  Realized loss on securities sold
    or redeemed...................................     (400,949)      (13,821)
  Unrealized depreciation of investments..........     (555,705)     (739,574)
                                                     --------------------------
  Net increase (decrease) in net assets
    resulting from operations.....................     (294,614)       10,128
                                                     --------------------------
INCOME DISTRIBUTIONS TO HOLDERS (Note 2)..........     (693,711)     (382,199)

DEFERRED SALES CHARGE (Note 5)....................     (155,658)      (74,902)

CAPITAL SHARE TRANSACTIONS - Redemptions of
  3,268,916 and 245,913 units, respectively.......   (2,875,285)     (238,557)
                                                    --------------------------
NET DECREASE IN NET ASSETS........................   (4,019,268)     (685,530)

NET ASSETS AT BEGINNING OF PERIOD.................   14,404,957    15,090,487
                                                    --------------------------
NET ASSETS AT END OF PERIOD.......................  $10,385,689   $14,404,957
                                                    ==========================
PER UNIT:
  Income distributions during period..............     $0.05199      $0.02548
                                                    ==========================
  Net asset value at end of period................     $0.90427      $0.97634
                                                    ==========================
TRUST UNITS OUTSTANDING AT END OF PERIOD..........   11,485,171    14,754,087
                                                    ==========================

                       See Notes to Financial Statements.

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS


NOTES TO FINANCIAL STATEMENTS


  1.  SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities, except that value on August 15, 1998, was based upon offer side evaluations at August 13, 1998 the day prior to the Date of Deposit. Cost of securities at August 15, 1998 was also based on such offer side evaluations.

      (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (c) Interest income is recorded as earned.

  2.  DISTRIBUTIONS

      A distribution of net investment income is made to Holders semiannually. Receipts other than interest, after deductions for redemptions and applicable expenses, are also distributed periodically.

  3.  NET CAPITAL

      Cost of 11,485,171 units at Date of Deposit.........   $11,554,455
      Redemptions of units - net cost of 3,514,829 units
        redeemed less redemption amounts..................       468,692
      Realized loss on securities sold or redeemed........      (414,770)
      Interest income on segregated bonds.................        18,382
      Deferred sales charge...............................      (230,560)
      Unrealized depreciation of investments..............    (1,295,279)
                                                           --------------

      Net capital applicable to Holders...................   $10,100,920
                                                           ==============

  4.  INCOME TAXES

      As of July 31, 2000, unrealized depreciation of investments, based on cost for Federal income tax purposes, aggregated $1,295,279, all of which related to depreciated securities. The cost of investment securities for Federal income tax purposes was $11,409,112 at July 31, 2000.

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS


NOTES TO FINANCIAL STATEMENTS


5. DEFERRED SALES CHARGE

   A deferred sales fee of $19.00 per 1,000 units is payable over a two-year period ($2.38 per 1,000 units quaterly in the first year and $2.37 per 1,000 units quaterly in the second year.)

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS

PORTFOLIO
AS OF JULY 30, 2000

                                        Rating                                           Optional
    Portfolio No. and Title of             of         Face                               Redemption
            Securities                  Issues(1)    Amount     Coupon     Maturities(3) Provisions(3)   Cost(2)      Value(2)
            ----------                  ---------    ------     ------   ------------- -------------     -------      -------
 1 City of Gulf Breeze, FL, Cap.          AAA      $ 1,125,000     4.500%    2027        06/01/08       1,015,223      $934,931
   Funding Rev. Bonds, Ser. 1997 B                                                       @ 100.000
   (MBIA Ins.)(4)

 2 Illinois Din. Auth., Rev. Bonds        AA-        1,000,000      5.500    2028        10/01/08       1,008,740       941,770
  (Steppenwolf Theatre Co.) Ser. 1998                                                    @ 102.000
  (LaSalle National Bank, Chicago, IL
   - Letter of Credit)(6)

 3 City of Del Rio, TX (Val Verde         AA            50,000      5.700    2014        04/01/08          51,263        47,766
   Cnty.), Combination Tax and Rev.                                                      @ 100.000
   Certs. of Oblig., Ser. 1998 (Asset                   75,000      5.750    2016        04/01/08          76,894        71,066
   Guaranty Ins.)(4)                                                                     @ 100.000
                                                        95,000      5.750    2017        04/01/08          97,399        89,366
                                                                                         @ 100.000
                                                        50,000      5.750    2018        04/01/08          51,263        46,736
                                                                                         @ 100.000

 4 Indiana Hlth. Fac. Financing Auth.,    A-(F)        500,000      5.125    2017       02/15/08          486,885       400,615
   Hosp. Rev. Rfdg. Bonds (Jackson                                                     @ 102.000
   Cnty., Schneck Mem. Hosp. Proj.)
   Ser. 1998

 5 County of Franklin, OH, Hlth. Care     NR           110,000      5.500    2021        07/01/08          108,583        87,533
   Facs. Rfdg. Rev. Bonds (Ohio                                                          @ 101.000
   Presbyterian Retirement Svcs.),
   Ser. 1997

 6 Duluth Econ. Dev. Auth., MN, Hlth.     NR           250,000      5.875    2028        06/01/05         252,813       201,790
   Care Facs. Rev. Bonds (BSM                                                            @ 102.000
   Properties, Inc. Proj.), Ser. 1998A                 375,000      5.625    2018        06/01/05         379,219       304,234
                                                                                         @ 102.000

 7 Michigan State Hosp. Fin. Auth.,       AA-(F)       500,000      4.500    2021        10/15/03         443,895       374,525
   Rev. and Rfdg. Bonds (McLaren Oblig                                           .       @ 102.000
   Group), Ser. 1993 A

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS

PORTFOLIO
AS OF JULY 30, 2000

                                        Rating                                           Optional
    Portfolio No. and Title of             of         Face                               Redemption
            Securities                  Issues(1)    Amount     Coupon     Maturities(3) Provisions(3)   Cost(2)      Value(2)
            ----------                  ---------    ------     ------   ------------- -------------     -------      -------
   8 Madison Cnty., MO, Hosp. Rfdg. Rev.  NR       $   350,000      5.750%   2018        10/01/08     $   357,217   $   290,633
     Bonds, Ser. 1998                                                                    @ 101.000
                                                       375,000      5.875    2026        10/01/08         382,732       305,539
                                                                                         @ 101.000

 9 New Jersey Econ. Dev. Auth., First     A            445,000      5.500    2028        07/01/08         446,896       403,597
   Mtge. Rev. Fixed Rate Bonds  (Cadbury                                                 @ 102.000
   Corp. Proj.), Ser. 1998 A (ACA
   Ins.)(4)

10 Wisconsin Hlth. and Educl. Facs.       A-           340,000      5.500    2028        02/15/08         342,883       267,757
   Auth., Rev. Bonds (Franciscan Sister                                                  @ 101.000
   of Christian Charity Health Care
   Ministry, Inc.), Ser. 1998 A

11 Wisconsin Hlth. and Educl. Facs.       A            750,000      5.375    2028        06/01/08         741,690       639,285
   Auth. Rev. Bonds (The Richland Hosp.                                                  @ 100.000
   Inc. Proj.), Ser. 1998 A (ACA   Ins.)
   (4)

12 Virginia Hsg. Dev. Auth. Multi-        AA+            65,000     5.600    2018        01/01/08          66,145        63,829
   Family Housing Bonds, Ser. 1998-1                                                     @ 102.000

13 Wyoming Cmnty. Dev. Auth. Hsg. Rev.    AA            550,000      5.450    2029       06/01/08         554,718       505,325
   Bonds, Ser. 1998-1                                                                    @ 101.500

14 Illinois Hsg. Dev. Auth., Section 8    AAA           710,000      5.250    2021       01/01/08         710,000       641,570
   Elderly Hsg. Rfdg. Rev. Bonds                                                         @ 101.500
   (Morningside North Dev.), Ser. 1998
   (FSA Ins.)(4)

15 Illinois Hsg. Dev. Auth., Section 8    AAA           140,000      4.000    2001       None             140,000       139,647
   Elderly Hsg. Rfdg. Rev. Bonds
   (Morningside North Dev.), Ser. 1998
   (FSA Ins.)(4)(5)

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS

PORTFOLIO
AS OF JULY 30, 2000

                                        Rating                                           Optional
    Portfolio No. and Title of             of          Face                               Redemption
            Securities                  Issues(1)     Amount     Coupon     Maturities(3) Provisions(3)   Cost(2)      Value(2)
            ----------                  ---------     ------     ------   ------------- -------------     -------      -------

16 City of Mishawaka Multi-School Bldg.   A         $   590,000     5.625%    2023      01/15/08      $   608,797   $   556,641
   Corp., IN, First Mtge. Bonds (St.                                                    @ 102.000
   Joseph Cnty., Indiana), Ser. 1998

17 Anoka Cnty., MN, Certs. of Part.       A3(m)         535,000     5.400     2028      06/01/08          541,040       485,486
  (Norwest Bank Minnesota, N.A.) Ser.                                                   @ 100.000
   1998

18 Dormitory Auth. of the State of New    A             885,000     4.750     2028      05/15/08          824,970       749,471
   York, NY, State Univ. Educl. Facs.                                                   @ 101.000
   Rev. Bonds, Ser. 1998 B

19 New York State Urban Dev. Corp.,       A             200,000     5.000    2028       01/01/08          192,540       175,676
   Corr., Facs. Svc. Contract, Rev.                                                     @ 102.000
   Bonds, Ser. 1998 A

20 New Hampshire Higher Educl. and        Aaa(m)        210,000     5.450    2025       06/01/05          212,174       202,782
   Hlth. Facs. Auth., Rev. Bonds,                                                       @ 102.000
   Dartmouth Educl. Loan Corp. Issues,
   Ser. 1985

21 New Hampshire Higher Educl. and        A             560,000     5.300    2028       04/01/08          555,789       495,723
   Hlth. Facs. Auth., Rev. Bonds,                                                       @ 102.000
   Franclin Pierce Coll. Issue, Ser.
   1998 (ACA Ins.)(4)

22 Skagit Valley Coll. Foundation, WA,    NR            375,000    5.625    2017       11/01/08          379,672       347,820
   Stud. Hsg. Rev. and Rfdg. Bonds,                                                     @ 100.000
   Ser. 1998                                            375,000    5.750     2017       11/01/08          379,672       342,720
                                                                                        @ 100.000


                                                  --------------                                   -------------- --------------
TOTAL                                               $11,585,000                                       $11,409,112   $10,113,833
                                                  ==============                                   ============== ==============

                             See Notes to Portfolio.

MUNICIPAL DEFINED FUND,
DEFINED ASSET FUNDS


NOTES TO PORTFOLIO
AS OF JULY 31, 2000

   (1) The ratings of the bonds are by Standard & Poor's Ratings Group, or by Moody's Investors Service, Inc. if followed by "(m)", or by Fitch Investors Service, Inc. if followed by "(f)"; "NR" indicates that this bond is not currently rated by any of the above-mentioned rating services. These ratings have been furnished by the Evaluator but not confirmed with the rating agencies.

   (2) See Notes to Financial Statements.

   (3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions.

   (4) Insured by the indicated municipal bond insurance company.

   (5) It is anticipated that interest and principal received from these bonds will be applied to the payment of the Trust's deferred sales charges.


   (6) Certain bonds are covered by letters of credit which may expire prior to maturity dates of the bonds. Upon expiration of a letter of a credit, the issuer of the bond is obligated to obtain a replacement letter of credit or call the bond

              Defined
            Asset Funds-Registered Trademark-

HAVE QUESTIONS ?                         MUNICIPAL DEFINED FUND
Request the most recent free             (A Unit Investment Trust)
Information Supplement                   ---------------------------------------
that gives more details about            This Prospectus does not contain
the Fund, by calling:                    complete information about the
The Bank of New York                     investment company filed with the
1-800-221-7771                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-58397) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-2537).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                    70104--11/00